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                                                                   Exhibit 10.13

                               AMENDMENT NO. 2 TO
                               CODESHARE AGREEMENT

      This Amendment No. 2 (the "Amendment") is made and entered into as of August 1, 2002 (the "Effective Date"), by and between Frontier Airlines, Inc. ("Frontier"), a corporation organized under the laws of Colorado, and Mesa Airlines, Inc. ("Mesa"), a corporation organized under the laws of Nevada.

RECITALS:

      A. Mesa and Frontier have entered into a Codeshare Agreement, dated as of September 4, 2001 (the "Codeshare Agreement"). All capitalized terms used in this Amendment, but not defined herein, shall have the meaning given to such terms in the Codeshare Agreement.

      B. Both Mesa and Frontier recognize the importance of maintaining high levels of service in order to attract and retain passengers.

      C. One such way to attract and retain passengers is to operate the scheduled flights and do so on-time.

DEFINITIONS:

      A. Completion Benchmark: Frontier Airlines' completion rate for its network-wide operations during the same month it is used to benchmark Mesa's performance.

      B. On-time Benchmark: Frontier Airlines' on-time departure performance rate for its network-wide operations during the same month it is used to benchmark Mesa's performance. An on-time departure is when an aircraft leaves the gate between zero to fifteen minutes after scheduled departure, otherwise the departure is not considered on-time.

      C. Incentive Penalty: The amount to be paid as a penalty for the difference between the actual number of flights completed or performed on-time and the Completion or the On-time Benchmarks.

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mesa and Frontier agree to amend the Codeshare Agreement by adding the following sub section as follows:

14.2 (d) Fees will be assessed to incentivise Mesa to operate those flights marketed under the Frontier Airlines (F9*) code in a manner equal or exceeding the performance of Frontier Airlines' operations. Mesa shall be penalized if performance falls below either the Completion Benchmark or the On-time Benchmark for any given month.

      1. Determination of number of flights to be penalized

      a) In order to determine if Mesa flights fall below the completion levels required by the Codeshare Agreement, Frontier will first multiply the Completion Benchmark by the total number of Mesa scheduled departures
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            for the month then subtract the number of Mesa flights operated during the month. If the result is a positive number, this number of flights to be penalized for failing to meet the completion performance requirements (see example in section 1(c)).

      b) In order to determine if Mesa flights fall below the on-time levels required by the Codeshare Agreement, Frontier will first multiply the On-time Benchmark by the total number of Mesa scheduled departures for the month then subtract the number of Mesa flights operated on-time during the month. If the result is a positive number, this is the number of flights to be penalized for failing to meet the on-time performance requirements (see example in section 1(c)).

      c)    Sample Calculations

            1. By way of illustration, the following is a sample Completion Penalty Calculation. If, for example, in the month of August, Frontier completes [***] of its flights, the Completion Benchmark for August is [***}. Further, if Mesa has scheduled [***] flights for that month, it needs to complete a minimum of [***] flights during the month of August, it will pay an Incentive Penalty for the thirteen flights it failed to complete.

            2. By way of illustration, the following is a sample On-time Penalty Calculation. If, for example, in the month of August, Frontier performs [***] of its flights on-time, the On-time Benchmark for August is [***]. Further, if Mesa has scheduled [***] flights for that month, it needs to complete a minimum of [***] flights on-time in order to meet the On-time Benchmark. If Mesa completes only [***] flights on-time during the month of August, it will pay an Incentive Penalty for the one hundred flights it failed to complete on-time.

      2. Penalty fees

            a) For each flight below the Completion Benchmark, Mesa shall pay Frontier [***]. This penalty will double for each consecutive month Mesa fails to meet the Completion Benchmark.

            b) For each flight below the On-time Benchmark, Mesa shall pay Frontier [***]. This penalty will double for each consecutive month Mesa fails to meet the On-Time Benchmark.

            c)    The maximum fine for each month will not exceed [***].

            d) In the event that Mesa's completion rate exceeds the Completion Benchmark by two or more percentage points and Mesa's on-time performance exceeds the On-Time benchmark by two or more percentage points in the same month, Frontier will pay Mesa [***]

      3. Settlement of Penalty fees

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            a)    Penalties are only to be paid if Mesa falls below the
                  benchmark performance set by Frontier Airlines.

            b) Mesa is to pay any penalties for performance which drops below the benchmark requirements within 30 days of receipt of Frontier's notice informing Mesa that it failed to meet the benchmark.

      4. Exchange of Performance data.

            Frontier and Mesa are to exchange performance figures weekly relative to their performance, and specifically for the percentage of departures leaving on-time within 15 minutes of schedule and percentage of scheduled flights departed.

      5. This Amendment shall be in full force and effect during the entire term of the Codeshare Agreement.

                                              MESA AIRLINES, INC.


                                              By:     /S/ Mike Lotz
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:      President
                                                    ----------------------------


                                              FRONTIER AIRLINES, INC.


                                              By:     /S/ Sean Menke
                                                 -------------------------------
                                              Name:
                                                 -------------------------------

                                               Title:   VP Marketing & Planning
                                                    ----------------------------